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                                                                   EXHIBIT 10.5

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                                                                  CONFORMED COPY


                           MESSER GRIESHEIM HOLDING AG
                                    AS LENDER

                                       AND

                              MESSER GRIESHEIM GMBH
                                   AS BORROWER


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                       HIGH YIELD PROCEEDS LOAN AGREEMENT
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   NOTE: THIS AGREEMENT IS SUBJECT TO THE TERMS OF A HIGH YIELD SUBORDINATION
                                    AGREEMENT



NOTE: ALL PAYMENT CLAIMS DUE TO THE LENDER UNDER THIS AGREEMENT HAVE BEEN ASSIGNED TO THE TRUSTEE IN RESPECT OF THE HIGH YIELD NOTES (AS THOSE TERMS ARE DEFINED HEREIN) PURSUANT TO AN ASSIGNMENT AGREEMENT DATED ON OR ABOUT THE DATE HEREOF.


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                                    CONTENTS



CLAUSE                                                                    PAGE


ERROR! NO TABLE OF CONTENTS ENTRIES FOUND.





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THIS AGREEMENT is made on the 16th day of May 2001

BETWEEN

1. MESSER GRIESHEIM HOLDING AG, a stock corporation (AKTIENGESELLSCHAFT) organised under the laws of the Federal Republic of Germany, which is registered in the commercial register of the local court (AMTSGERICHT) Frankfurt am Main under HRB 42291 (the "LENDER"); and

(1) MESSER GRIESHEIM GMBH, a limited liability company organised under the laws of the Federal Republic of Germany, having its business address at Frankfurt Airport Center 1, C-9, 60547 Frankfurt am Main, Germany which is registered in the commercial register of the local court (AMTSGERICHT) of Frankfurt am Main under HRB 7812 or, during the Debtco Structure Period, Debtco (the "BORROWER").

WHEREAS:

(A) Pursuant to a mezzanine loan agreement dated 28 April 2001 between, INTER ALIA, Cornelia Verwaltungsgesellschaft mbH, Goldman Sachs International as co-ordinating bank (the "MEZZANINE CO-ORDINATING BANK"), Goldman Sachs International, Bayerische Hypo-und Vereinsbank AG and The Royal Bank of Scotland plc as mezzanine joint lead arrangers (the "MEZZANINE ARRANGERS"), HypoVereinsbank Luxembourg Societe Anonyme as mezzanine agent (the "MEZZANINE AGENT") and Chase Manhattan International Limited as security trustee and certain banks and financial institutions (the "MEZZANINE LENDERS") and others (as amended, varied, novated, supplemented, superseded, increased or extended from time to time, the "MEZZANINE FACILITY AGREEMENT"), the Mezzanine Lenders have agreed to grant certain facilities to those persons who become borrowers under the Mezzanine Facility Agreement (the "MEZZANINE BORROWERS") and the Mezzanine Borrowers together with those persons who become guarantors under the Mezzanine Facility Agreement (the "MEZZANINE GUARANTORS") are the "MEZZANINE OBLIGORS".

(B) By an indenture (the "INDENTURE") dated as of May 16, 2001 and made between the Lender as issuer and The Bank of New York as trustee, the Lender constituted up to EUR 550,000,000 of its senior notes due 2011 (the "HIGH YIELD NOTES", which term shall include any Exchange Notes and Additional Notes, in each case as defined in the Indenture). The gross proceeds of the High Yield Notes are lent to the Borrower pursuant to this Agreement in order to allow the Borrower to prepay in full the Outstandings (as defined in the Mezzanine Facility Agreement) and to allow the Borrower to prepay EUR 60,000,000 principal amount of the Term A Facility and EUR 55,000,000 principal amount of the Term C Euro Facility (each as defined in the Senior Credit Agreement).


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1.       DEFINITIONS AND LANGUAGE

1.1      In this Agreement:

         "HIGH YIELD DOCUMENTS" has the meaning given to that term in the Senior
          Credit Agreement.

         "HIGH YIELD SUBORDINATION AGREEMENT" means the subordination agreement dated on or about the date hereof between the Lender as subordinated lender and the Borrower as company by which any payment claims of the Lender arising under this Agreement are subordinated to the claims of the Finance Parties (as defined in the Senior Credit Agreement) under, pursuant to or otherwise in connection with any of the Finance Documents (as defined in the Senior Credit Agreement).

         "PAYMENT INSTRUCTIONS" means the instruction letter dated the date of this Agreement and annexed hereto as Annex A, from the Borrower to the Lender relating to the payment of certain amounts of the Loan, as specified therein.

         "SENIOR CREDIT AGREEMENT" means the senior multi-currency term and revolving facilities agreement dated 28 April 2001 between, INTER ALIA, Cornelia Verwaltungsgesellschaft mbH, Goldman Sachs International as co-ordinating bank, Goldman Sachs International, Bayerische Hypo- und Vereinsbank AG, J.P. Morgan plc and The Royal Bank of Scotland plc as joint lead arrangers, Chase Manhattan International Limited as agent and as security trustee and certain banks and financial institutions and others (as amended, varied, novated, supplemented, superseded or extended from time to time).

1.2 Terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Senior Credit Agreement or the High Yield Subordination Agreement.

2.       LOAN PRINCIPAL AND DRAWDOWN

         The Lender shall, on the date of this Agreement, advance to the Borrower upon the terms hereof a loan in the amount of EUR 550,000,000 (in words: Euro five hundred and fifty million) (the "LOAN"). The Loan shall be made available by the Lender to the Borrower for value on the date of this Agreement to such accounts as specified in the Payment Instructions.

3.       TERM OF THE LOAN

3.1 Subject to Clause 5, the Loan shall be repaid in one sum five Business Days prior to June 1, 2011 (the "REPAYMENT DATE").

3.2 Subject to Clause 5, the Borrower shall procure that an amount equal to the aggregate principal amount of any High Yield Notes required to be repurchased, redeemed or

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         repaid (whether at maturity, upon acceleration or otherwise or at the option of the Lender or otherwise) in accordance with the terms and conditions thereof shall be paid by the Borrower in prepayment of the Loan together with all other amounts (including, without limitation, interest) relating to the aggregate principal amount of such High Yield Notes owing by the Borrower. Any prepayment required to be made under this Clause 3.2 shall be made no earlier than five Business Days prior to the date upon which the Lender is required (or, as the case may be, wishes) to make such repurchase, redemption or repayment and the Lender hereby undertakes to notify the Borrower of such repurchase, redemption or repayment as soon as reasonably practicable after the date upon which it becomes aware of such repurchase, redemption or repayment.

3.3 The Borrower may not prepay or repay any or all of the Loan save as set forth in this Clause 3.

4.       INTEREST

4.1 The Loan shall accrue interest at a rate of 10.375% per annum (calculated on the basis of a 360-day year of twelve 30-day months); provided, however, that such rate shall be adjusted if and to the extent necessary to match any additional interest accruing on the High Yield Notes in respect of additional amounts payable under applicable tax gross-up provisions of the High Yield Notes and any special interest payable in the event of a registration default in respect of the High Yield Notes.

4.2 Subject to Clause 5, interest will be payable semi-annually in arrears no earlier than five Business Days prior to June 1 and December 1 of each year.

4.3 Payment of interest which has accrued but cannot be paid by reason of any restriction under Clause 5 below, shall be deferred as set out in Clause 5.2 below until the first date thereafter on which such payment is not so restricted, at which date it shall be due for payment.

5.       RESTRICTION ON PAYMENTS

5.1 Until the Discharge Date and notwithstanding any other provision of this Agreement, this Loan shall be subject to the terms of the High Yield Subordination Agreement, in particular neither the Lender nor the Borrower shall be entitled to make, receive or request any payment under this Agreement except as permitted in each case under the Senior Credit Agreement and the High Yield Subordination Agreement.

5.2 Subject to the second sentence of this Clause 5.2, any payment (whether principal, interest or otherwise) which would be due but cannot be paid by reason of Clause 5.1 shall be deferred (EINREDE DER STUNDUNG) until the first date thereafter on which such payment is not restricted under Clause 5.1, at which date it shall be due for payment.

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         After the end of any Standstill Period (as defined in the High Yield
         Subordination Agreement), such payment shall cease to be so deferred in relation to an amount due and owing under this Agreement equal to the lesser of (i) the then outstanding amount due and owing under this Agreement and (ii) EUR 2,500,000, it being understood that any payment restrictions set out in the High Yield Subordination Agreement shall apply to such amount notwithstanding such exemption from the deferral.

6.       MISCELLANEOUS

6.1.1 The Borrower shall promptly indemnify the Lender against any reasonable cost or expense incurred by the Lender (A) in order to meet its obligations to pay (i) fees, (ii) costs and expenses relating to the offering, sale and exchange, financial reporting, listing, SEC registration and reporting and ongoing administration under any agreement related to the High Yield Notes, (iii) audit fees, (iv) legal expenses, (v) management fees and other expenses, or (B) in order to pay any other proper and necessary incidental expenses and other payments to enable the Lender to meet its obligations for the payment of administrative costs under any registration rights agreement and the purchase agreement, both entered into or to be entered into by the Lender in relation to the High Yield Notes, the Indenture and a paying agency agreement to be entered into by the Lender and a certain paying agent, in connection with the High Yield Notes.

6.1.2 The Borrower shall have the right to discharge the indemnity under this Clause 6.1 by directing the Lender in writing to pay (or direct the payment of) any such aforementioned costs and expenses directly or indirectly out of the proceeds of issue of the High Yield Notes (including, but without limitation, through the giving of Payment Instructions).

6.1.3 For the avoidance of doubt, the Borrower is not obliged under this Clause 6.1 to indemnify the Lender for any cost, expense or other payment either of, or relating to, interest or principal under the High Yield Notes.

6.2 Each of the parties hereby agrees not to amend, modify, release, cancel or waive any term of this High Yield Proceeds Loan Agreement without the prior written consent of the Trustee (acting in accordance with instructions from a majority of beneficial owners of the Notes), except as expressively provided for in the High Yield Subordination Agreement.

6.3 This Agreement shall be governed by and construed in accordance with German Law.

6.4 Exclusive place of jurisdiction for any disputes arising from or in connection with this Agreement shall be Frankfurt am Main.

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6.5      All amendments to this Agreement or any waiver with regard to this
         Agreement (including this Clause 6.5) shall be made in writing.

6.6 If, at any time, one or more provisions hereof is or become invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the provisions hereof or of such provision in any other jurisdiction. The parties agree that such illegal, invalid or unenforceable provision shall be deemed replaced by such provision which comes as close as possible to the purpose of this Agreement.



------------------------                    ------------------------
Place, Date                                 Place, Date



------------------------                    ------------------------
MESSER GRIESHEIM HOLDING AG                 MESSER GRIESHEIM GMBH



Clause 6.2 is acknowledged and agreed as of 16 May 2001:

By:      ________________________________
         The Bank of New York
         as Trustee



THIS AGREEMENT has been executed by the parties the day and year first above written.




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                                                                [ANNEX A TO THE

                                                            HIGH YIELD PROCEEDS

                                                                LOAN AGREEMENT]



                              MESSER GRIESHEIM GMBH

                         Frankfurt Airport Center 1, C9

                            D-60547 Frankfurt am Main

                                     Germany

                                                                    May 16, 2001

MESSER GRIESHEIM HOLDING AG

Frankfurt Airport Center 1, C9

D-60547 Frankfurt am Main

Germany


Re:  PAYMENT INSTRUCTIONS

Ladies and Gentlemen:

                  We refer to the high yield proceeds loan agreement dated 16 May 2001 (the "HIGH YIELD PROCEEDS LOAN AGREEMENT"), between Messer Griesheim Holding AG and Messer Griesheim GmbH and the Purchase Agreement dated 11 May 2001 (the "PURCHASE AGREEMENT"), between Messer Griesheim Holding AG and Goldman Sachs International, as representative of the several purchasers named therein. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the High Yield Proceeds Loan Agreement.

                  With regard to Section 2 of the High Yield Proceeds Loan Agreement, we hereby instruct you to advance the Loan on the date hereof according to the following instructions:


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

---------------------------------------------- -------------------------------- --------------------------------------
Payee                                          Amount                           Payment details
---------------------------------------------- -------------------------------- --------------------------------------
Chase Manhattan International Limited (as      E115,271,552.06                  Swift Code:  CHASDEFX
agent for the lenders under the Senior                                          Chase Manhattan International Ltd,
Facilities Agreement)                                                           Frankfurt
                                                                                A/C 6001600037
                                                                                Favour:  Chase Manhattan
                                                                                International Ltd, London
                                                                                Swift Code:  CHASGB22
HypoVereinsbank, Luxembourg S.A. (as agent
for the lenders under the Mezzanine Facility   E401,579,333.33                  Swift Code:  HYVEDEMM
Agreement)                                                                      HypoVereinsbank Munich
                                                                                A/C 68104360
                                                                                For:  HypoVereinsbank, Luxembourg
                                                                                Swift Code:  HYVELULL
                                                                                Reference FKA-SFB

Goldman Sachs International (as                                                 Swift Code:  BOFAGB22
representative of the several Purchasers       E14,375,000                      Bank of America N.A. London
named in Schedule I to the Purchase                                             A/C 16383028
Agreement in respect of our obligations                                         Acct:  Goldman Sachs International
under Clause 6.1 of the High Yield Proceeds                                     Ref:  Messer Gresheim Mezz
Loan Agreement)                                                                 Refinancing Fees

                                                                                Swift Code:  DEUTDEFF
Messer Griesheim GmbH                          E18,774,114.61                   Deutsche Bank
                                                                                A/C 0944488

---------------------------------------------- -------------------------------- --------------------------------------

                                            [signature pages follow]



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                                            Very truly yours,



                                            MESSER GRIESHEIM GMBH



                                            By:


                                            Name: Dr. Klaus-Jurgen Schmieder

                                            Title:   Chief Executive Officer




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MESSER  GRIESHEIM HOLDING AG

ON BEHALF OF ALL MEMBERS OF THE MANAGEMENT BOARD
PURSUANT TO A RESOLUTION UNDER SECTION 78 IV 1 AKTG DATED MAY 11, 2001


By:        /s/ DR. KLAUS-JURGEN SCHMIEDER
Name:      Dr. Klaus-Jurgen Schmieder
Title:     Member of the Management Board


Address:     Frankfurt Airport Center 1, C9
             D-60547 Frankfurt am Main
             Germany

Fax:         +49 69 508 205

Attention:   Vorstand




MESSER GRIESHEIM GMBH

By:      /s/

By:      /s/ S MESSER

Address:     Frankfurt Airport Center 1, C9
             D-60547 Frankfurt am Main
             Germany

Fax:         +49 69 508 205

Attention:   Geschaftsfuhrung


Clauses 3.4, 4.5, 6 (ii), 9, 10, 11, 12 and 13 are acknowledged and agreed as of 16 May 2001:

By:      /s/ SUNJEEVE PATEL
         The Bank of New York
         as Trustee



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